Exhibit 10.20

FORM OF

SENIOR PIK NOTE

THIS NOTE AND THE INDEBTEDNESS EVIDENCED HEREBY IS ISSUED PURSUANT TO THE NOTE PURCHASE AGREEMENT, DATED AS OF JULY 19, 2011, BY AND BETWEEN THE ISSUER AND THE HOLDER, AND THE HOLDER OF THIS INSTRUMENT, BY ITS ACCEPTANCE HEREOF, IRREVOCABLY AGREES TO BE BOUND BY THE PROVISIONS OF SUCH AGREEMENT.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID LAWS.

THIS NOTE WAS ISSUED WITH ORIGINAL ISSUE DISCOUNT. THE HOLDER OF THIS NOTE MAY REQUEST, AND WILL PROMPTLY BE MADE AVAILABLE UPON REQUEST, THE FOLLOWING INFORMATION WITH RESPECT TO THIS NOTE: ISSUE PRICE, AMOUNT OF ORIGINAL ISSUE DISCOUNT, ISSUE DATE AND YIELD TO MATURITY. SUCH INFORMATION WILL BE PROVIDED BY JAMES R. BLACK , MATTRESS FIRM HOLDING CORP., C/O MATTRESS HOLDING CORP., 5815 GULF FREEWAY, HOUSTON, TX 77023.

MATTRESS FIRM HOLDING CORP.

12% Senior PIK Note

Due July 18, 2016

$[•]	July 19, 2011

Mattress Firm Holding Corp., a Delaware corporation (the “Issuer”), for value received, hereby promises to pay to [•], or its registered assigns (collectively, the “Holder”), the principal sum of $[•] with interest thereon on the terms and conditions set forth in the hereinafter defined Note Purchase Agreement.

Notwithstanding any provision to the contrary in this Note or the below-defined Note Purchase Agreement, the Issuer shall not be required to pay, and the Holder shall not be permitted to contract for, take, reserve, charge or receive, any compensation which constitutes interest under applicable law in excess of the maximum amount of interest permitted by law.

This Note is issued pursuant to that certain Note Purchase Agreement, dated as of July 19, 2011 (as amended, restated or otherwise modified from time to time, the “Note Purchase Agreement”), by and between the Issuer, the Holder and the other Purchasers (as such term is defined in the Note Purchase Agreement), and the Holder is entitled to the benefits thereof.  All capitalized terms used but not defined herein shall have the meanings respectively ascribed to them in the Note Purchase Agreement.  Each Holder of this Note will be deemed, by its acceptance hereof, to have agreed to the provisions and to have made the representations and warranties set forth in Article VI of the Note Purchase Agreement.

This Note shall be convertible into Common Stock (as defined in the Note Purchase Agreement) in accordance with Section 3.01 of the Note Purchase Agreement.  Immediately upon conversion as provided in the Note Purchase Agreement, this Note shall no longer be deemed to be outstanding and all rights with respect to this Note shall immediately cease and terminate on the date of conversion, except only the right of the Holder to receive shares of Common Stock upon surrender of this Note as provided for in the Note Purchase Agreement.

Subject to the terms and conditions of the Note Purchase Agreement, this Note is transferable only by surrender hereof at the principal office of the Issuer, duly endorsed, accompanied by a written instrument of transfer duly executed by the registered Holder of this Note as shown in the register of the Issuer or as otherwise permitted under the Note Purchase Agreement.

This Note is also subject to mandatory and optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

If an Event of Default (as such term is defined in the Note Purchase Agreement) occurs and is continuing, the unpaid principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable premium) and with the effect provided in the Note Purchase Agreement.

This Note and the rights and obligations of the parties hereto shall be deemed to be contracts under the laws of the State of New York and for all purposes shall be governed by and construed and enforced in accordance with the laws of that State.

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IN WITNESS WHEREOF, this Note is executed and delivered as of the date first set forth above.

MATTRESS FIRM HOLDING CORP.

By:
Name: James R. Black
Title: Chief Financial Officer